AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 31, 2007

REGISTRATION NO. 333-139679

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM S-1/A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Amendment No. 8
(Post-effective Amendment No. 2)
___________________

COMBIMATRIX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
___________________

Delaware	3826	47-0899439
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)
6500 Harbour Heights Parkway
Suite 303
Mukilteo, WA 98275
(425) 493-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
___________________

Amit Kumar, Ph.D.
President & Chief Executive Officer
6500 Harbour Heights Parkway
Suite 303
Mukilteo, WA 98275
(425) 493-2000

(Name, address, including zip code, and telephone number, including area code, of agent for service)
___________________

Copies to: Raymond A. Lee, Esq. Steven T. Anapoell, Esq. Dennis J. Rasor, Esq. Greenberg Traurig LLP 650 Town Center Drive, Suite 1700 Costa Mesa, California 92626 (714) 708-6500
___________________
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  333-139679

WE HEREBY AMEND THIS REGISTRATION STATEMENT PURSUANT TO RULE 462(d) SOLELY FOR THE PURPOSE OF ADDING THE FOLLOWING EXHIBIT TO THE EFFECTIVE REGISTRATION STATEMENT.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

10.21*	Research and development contract with the US Department of Defense for the development of a CMOS Microarray Platform for Bio and Chemical Threat Agent Detection
* Incorporated by reference to Exhibit 10.1 of our Form 8-K filed with the Commission on July 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Mukilteo, State of Washington, on, July 31, 2007.

COMBIMATRIX CORPORATION, a Delaware corporation

By:	/s/ Amit Kumar
Amit Kumar, President & CEO

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Amit Kumar Amit Kumar, Ph.D.	President, Chief Executive Officer (Principal Executive Officer) and Director	July 31, 2007
* Scott Burell	Chief Financial Officer (Principal Financial and Accounting Officer)	July 31, 2007
* Brooke Anderson, Ph.D.	Chief Operating Officer and Director	July 31, 2007
* Thomas Akin	Director	July 31, 2007
* Rigdon Currie	Director	July 31, 2007
* John Abeles, M.D.	Director	July 31, 2007
*By: /s/ Amit Kumar Amit Kumar, as attorney-in-fact for each of the persons indicated

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, the following is added to exhibit index that immediately precedes the exhibits.

10.21*	Research and development contract with the US Department of Defense for the development of a CMOS Microarray Platform for Bio and Chemical Threat Agent Detection
* Incorporated by reference to Exhibit 10.1 of our Form 8-K filed with the Commission on July 31, 2007.